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                                 Tektronix, Inc.

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Tektronix, Inc.                                            James F. Dalton
Corporate Headquarters                                     Vice President
14200 SW Karl Braun Drive                                  Corporate Development
P.O. Box 500, M/S 55-720
Beaverton, Oregon 97077-0001
503 627-6700
503 627-7474 Fax

[Tektronix Logo]

September 20, 2002

Mr. Ed Corrao
Fidelity Investments
Legal Department - Proxy Group
82 Devonshire Street - F7C
Boston, MA 02109

Dear Mr. Corrao:

As we have discussed, Tektronix management will recommend to our board of directors at our next regularly scheduled board meeting that we amend the 2002 Stock Incentive Plan (if approved by the shareholder's at the Sept. 26 shareholder's meeting) as follows:

1.   Below Market Option Grants.

     The Plan prohibits the grant of stock options with an exercise price of less than fair market value except that below market options can be granted as part of the 400,000 pool of shares.

     o    The second sentence of Section 6.3-1 is amended to read as follows:

     All options shall be granted at an option price of not less than 100 percent of the fair market value of the Common Stock covered by the Non-Statutory Stock Option at the date the option is granted, except that the Board of Directors may grant a limited number of options with an exercise price determined by the Board of Directors that is less than fair market value to the extent permitted by Section 5.3.

     o    The following is added to the end of Section 5.3:

     Of these 1,000,000 shares, not more than an aggregate of 400,000 shares can be issued as (a) stock bonuses not issued in lieu of cash compensation, (b) restricted stock awards issued with restriction periods less than those set forth in Section 8, and (c) stock options granted at less than fair market value.

2.   Restricted Stock.

     The Plan imposes minimum restriction periods for one (for performance vested stock) or three years (for time vested stock), other than in the event of death, disability, termination of employment or a change of control, except that restricted

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Mr. Ed Corrao
Page 2
September 20, 2002

     stock without these minimum restriction periods can be issued as part of the 400,000 pool of shares.

     o    The following is added to the end of Section 8:

     Except to the extent permitted by the last sentence of Section 5.3, restricted stock shall be nontransferable and subject to repurchase by or forfeiture to the Company during a restriction period specified by the Board of Directors at the time of grant and (a) with respect to restricted stock that becomes unrestricted based on performance of the Company under criteria determined by the Board of Directors at the time of grant, the minimum restriction period shall be one year from the award date of the restricted stock (b) with respect to shares that become unrestricted based upon the grantee's continued employment with the Company, the minimum restriction period shall be the 3 years from the date of grant (except that the restrictions can lapse as to shares in installments during the three year period as determined by the Board of Directors) and (c) at the discretion of the Board of Directors, these minimum restriction periods shall not apply in the event of the grantee's death, disability or termination of employment or in connection with certain transactions that may involve a change of control of the Company as determined by the Board of Directors.

     o See revision to Section 5.3 referred to above with respect to the 400,000 share pool.

     The Board cannot waive the restriction periods:

     o    The second sentence of Section 4.1 is revised to read as follows:

     Subject to the provisions of the Plan, the Board of Directors may adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law and minimum restriction periods required by Section 8) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan.

3.   Stock Bonuses.

     Stock bonuses can only be granted in lieu of cash compensation, except as part of the 400,000 share pool.

     o    The following restriction is added to Section 7.

     Except to the extent permitted by the last sentence of Section 5.3, stock bonuses that are not subject to any restrictions concerning transferability or forfeitability to the Company shall be issued only in lieu of cash compensation (including salary or any bonus) where the Company would otherwise have paid a determinable amount of cash to the grantee.
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Mr. Ed Corrao
Page 3
September 20, 2002

     o See revision to Section 5.3 referred to above with respect to the 400,000 share pool.

4.   Shareholder Approval of Plan Amendments.

     The following Plan amendments would be subject to shareholder approval:

     o    any increase in shares reserved for the Plan,
     o any increase in the 400,000 share pool to an amount above 5% of the total shares reserved for the Plan,
     o    any option repricings,
     o    any amendment to the fair market value option provision, and
     o    any amendment to the amendment provision.

     o    The first sentence of Section 12 is revised to read as follows:

     The Board of Directors may at any time modify or amend the Plan in any respect, except that, other than as provided in Section 10, shareholder approval shall be required for (a) any increase in the number of shares reserved for the Plan, (b) any increase in the number of shares referred to in the last sentence of Section 5.3 to a number that exceeds 5% of the total shares reserved for the Plan, (c) any amendment to Section 5.4 of the Plan, (d) any amendment to Section 6.3-1 of the Plan and (e) any amendment to this Section 12.

If you have further questions, please call.

Cordially,

/s/ James F. Dalton

James F. Dalton